STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS - NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan [Member] - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Net investment income:
Net appreciation in fair value of investments	$ 23,419,439	$ 33,173,589
Dividends	20,873,491	12,838,626
Interest	568,966	528,817
Total net investment income	44,861,896	46,541,032
Interest income on notes receivable from participants	282,451	260,292
Contributions:
Participants	15,806,249	13,792,131
Employer	6,591,657	7,088,166
Rollovers	15,202,083	4,957,880
Total contributions	37,599,989	25,838,177
Total additions	82,744,336	72,639,501
Deductions
Distributions to participants	(33,787,979)	(26,959,027)
Administrative expenses	(28,590)	(25,806)
Total deductions	(33,816,569)	(26,984,833)
Net increase in net assets available for plan benefits	48,927,767	45,654,668
Net assets available for plan benefits
Beginning of year	366,442,879	320,788,211
End of year	$ 415,370,646	$ 366,442,879